EXHIBIT 99.2


                        Collateral Stratification Report
                                  Master 03-6G6
================================================================================


--------------------------------------------------------------------------------
Pool Summary                               COUNT                 UPB          %
--------------------------------------------------------------------------------
Non Conforming                               909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-06-01
AVG UPB: $482,820.13
GROSS WAC: 5.8956%
NET WAC: 5.631%
% SF/PUD: 95.77%
% FULL/ALT: 68.91%
% CASHOUT: 19.11%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.09%
WA LTV: 66.52%
% FICO > 679: 91.60%
% NO FICO: 0.81%
WA FICO: 740
% FIRST LIEN: 99.91%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 50.06%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                 COUNT                 UPB          %    WA LTV
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00           74     $ 25,191,677.85      5.74%    65.51%
$350,000.01 - $400,000.00          230       86,914,398.73     19.80     68.83
$400,000.01 - $450,000.00          175       74,355,728.82     16.94     69.12
$450,000.01 - $500,000.00          131       62,503,293.46     14.24     69.77
$500,000.01 - $550,000.00           89       47,040,281.57     10.72     66.68
$550,000.01 - $600,000.00           76       43,661,615.53      9.95     68.79
$600,000.01 - $650,000.00           55       34,999,958.58      7.97     63.59
$650,000.01 - $700,000.00           22       15,087,935.51      3.44     59.08
$700,000.01 - $750,000.00           15       10,989,430.05      2.50     58.55
$750,000.01 - $800,000.00            8        6,217,652.54      1.42     52.18
$800,000.01 - $850,000.00            5        4,157,811.22      0.95     55.94
$850,000.01 - $900,000.00           11        9,673,164.79      2.20     60.99
$900,000.01 - $950,000.00            6        5,617,865.59      1.28     54.07
$950,000.01 - $1,000,000.00         10        9,847,687.79      2.24     58.20
$1,000,000.01 >=                     2        2,625,000.00      0.60     51.57
--------------------------------------------------------------------------------
Total:                             909     $438,883,502.03    100.00%    66.52%
--------------------------------------------------------------------------------
Minimum: $324,000.00
Maximum: $1,425,000.00
Average: $483,200.76
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                             COUNT                 UPB          %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00                     74     $ 25,191,677.85      5.74%
$350,000.01 - $400,000.00                    230       86,914,398.73     19.80
$400,000.01 - $450,000.00                    175       74,355,728.82     16.94
$450,000.01 - $500,000.00                    132       63,003,095.40     14.36
$500,000.01 - $550,000.00                     88       46,540,479.63     10.60
$550,000.01 - $600,000.00                     76       43,661,615.53      9.95
$600,000.01 - $650,000.00                     56       35,649,895.26      8.12
$650,000.01 - $700,000.00                     21       14,437,998.83      3.29
$700,000.01 - $750,000.00                     15       10,989,430.05      2.50
$750,000.01 - $800,000.00                      8        6,217,652.54      1.42
$800,000.01 - $850,000.00                      5        4,157,811.22      0.95
$850,000.01 - $900,000.00                     11        9,673,164.79      2.20
$900,000.01 - $950,000.00                      7        6,565,001.40      1.50
$950,000.01 - $1,000,000 00                    9        8,900,551.98      2.03
$1,000,000.01 >=                               2        2,625,000.00      0.60
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Minimum: $324,000.00
Maximum: $1,425,000.00
Average: $482,820.13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 9, 2003 11:17                    Page 1 of 7

                        Collateral Stratification Report
                                  Master 03-6G6
================================================================================


--------------------------------------------------------------------------------
Gross Rate                                 COUNT                 UPB          %
--------------------------------------------------------------------------------
4.876% - 5.000%                                1     $    332,250.00      0.08%
5.126% - 5.250%                                3        1,433,812.32      0.33
5.251% - 5.375%                                4        1,527,650.98      0.35
5.376% - 5.500%                               18        8,216,889.83      1.87
5.501% - 5.625%                               50       22,625,361.76      5.16
5.626% - 5.750%                              179       85,306,798.80     19.44
5.751% - 5.875%                              292      147,188,853.81     33.54
5.876% - 6.000%                              215      101,298,802.89     23.08
6.001% - 6.125%                              147       70,953,081.64     16.17
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 6.125%
Weighted Average: 5.896%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                   COUNT                 UPB          %
--------------------------------------------------------------------------------
4.501% - 4.750%                                1     $    332,250.00      0.08%
4.751% - 5.000%                                3        1,433,812.32      0.33
5.001% - 5.250%                               22        9,744,540.81      2.22
5.251% - 5.500%                              229      107,932,160.56     24.59
5.501% - 5.750%                              507      248,487,656.70     56.62
5.751% - 6.000%                              147       70,953,081.64     16.17
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Minimum: 4.700%
Maximum: 5.875%
Weighted Average: 5.631%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                  COUNT                 UPB          %
--------------------------------------------------------------------------------
241 - 300                                      3     $  1,343,043.89      0.31%
301 - 359                                      2          780,374.90      0.18
360 - 360                                    904      436,760,083.24     99.52
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity          COUNT                 UPB          %
--------------------------------------------------------------------------------
241 - 300                                      3     $  1,343,043.89      0.31%
301 - 359                                    433      206,947,512.01     47.15
360 - 360                                    473      230,592,946.13     52.54
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Minimum: 298
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 9, 2003 11:17                    Page 2 of 7

                        Collateral Stratification Report
                                  Master 03-6G6
================================================================================


--------------------------------------------------------------------------------
Seasoning                                  COUNT                 UPB          %
--------------------------------------------------------------------------------
<= 0                                         474     $231,136,696.13     52.66%
1 - 1                                        342      165,421,786.74     37.69
2 - 2                                         54       25,284,847.88      5.76
3 - 3                                         21        9,046,932.62      2.06
4 - 4                                         13        5,733,839.49      1.31
5 - 5                                          1          650,000.00      0.15
6 - 6                                          3        1,232,124.46      0.28
7 - 12                                         1          377,274.71      0.09
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 7
Weighted Average: 1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                COUNT                 UPB          %
--------------------------------------------------------------------------------
0 - 0                                          8     $  3,565,701.71      0.81%
500 - 509                                      1          400,000.00      0.09
610 - 619                                      3        1,039,553.90      0.24
620 - 629                                      3        1,759,216.52      0.40
630 - 639                                      6        2,585,631.22      0.59
640 - 649                                     12        5,384,843.56      1.23
650 - 659                                     12        5,794,977.29      1.32
660 - 669                                      8        4,152,050.48      0.95
670 - 679                                     25       12,178,967.52      2.77
680 - 689                                     42       20,351,981.71      4.64
690 - 699                                     45       22,096,545.45      5.03
700 - 709                                     44       21,785,325.57      4.96
710 - 719                                     64       30,731,202.64      7.00
720 - 729                                     59       29,481,445.38      6.72
730 - 739                                     65       29,231,885.58      6.66
740 - 749                                     75       35,670,091.35      8.13
750 - 759                                     89       42,725,279.97      9.73
760 - 769                                     91       45,117,766.59     10.28
770 - 779                                     94       46,937,367.29     10.69
780 - 789                                     91       44,114,418.86     10.05
790 - 799                                     55       25,678,711.84      5.85
800 - 809                                     14        6,293,381.98      1.43
810 - 819                                      2          969,011.03      0.22
820 - 829                                      1          838,144.59      0.19
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 820
Weighted Average: 740
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 9, 2003 11:17                    Page 3 of 7

                        Collateral Stratification Report
                                  Master 03-6G6
================================================================================


--------------------------------------------------------------------------------
Loan To Value Ratio                        COUNT                 UPB          %
--------------------------------------------------------------------------------
10.01% - 15.00%                                1     $    398,395.21      0.09%
15.01% - 20.00%                                1          399,492.28      0.09
20.01% - 25.00%                                7        4,039,236.58      0.92
25.01% - 30.00%                                4        2,086,604.89      0.48
30.01% - 35.00%                               14        8,476,854.11      1.93
35.01% - 40.00%                               16        8,979,538.30      2.05
40.01% - 45.00%                               32       17,551,186.64      4.00
45.01% - 50.00%                               44       19,948,921.82      4.55
50.01% - 55.00%                               41       21,229,236.31      4.84
55.01% - 60.00%                               82       40,916,475.81      9.32
60.01% - 65.00%                               93       47,799,631.08     10.89
65.01% - 70.00%                              116       56,876,552.01     12.96
70.01% - 75.00%                              123       57,571,277.16     13.12
75.01% - 80.00%                              313      143,975,503.27     32.80
80.01% - 85.00%                                2          788,873.62      0.18
85.01% - 90.00%                               10        4,101,207.86      0.93
90.01% - 95.00%                               10        3,744,515.08      0.85
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Minimum: 13.33%
Maximum: 95.00%
Weighted Average: 66.52%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Comb Loan To Value Ratio                   COUNT                 UPB          %
--------------------------------------------------------------------------------
<= 0.00%                                     184     $ 88,639,605.08     20.20%
10.01% - 15.00%                                1          398,395.21      0.09
15.01% - 20.00%                                1          399,492.28      0.09
20.01% - 25.00%                                4        2,001,889.45      0.46
25.01% - 30.00%                                4        2,374,604.89      0.54
30.01% - 35.00%                                9        5,365,897.44      1.22
35.01% - 40.00%                                7        4,251,737.91      0.97
40.01% - 45.00%                               17        9,430,050.68      2.15
45.01% - 50.00%                               23       10,044,382.79      2.29
50.01% - 55.00%                               29       15,712,637.08      3.58
55.01% - 60.00%                               59       28,552,077.34      6.51
60.01% - 65.00%                               63       31,011,253.53      7.07
65.01% - 70.00%                               94       46,296,855.13     10.55
70.01% - 75.00%                               92       43,677,195.31      9.95
75.01% - 80.00%                              189       90,126,564.25     20.54
80.01% - 85.00%                               19        8,420,657.78      1.92
85.01% - 90.00%                               81       38,192,901.35      8.70
90.01% - 95.00%                               33       13,987,304.53      3.19
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 95.00%
Weighted Average: 56.10%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 9, 2003 11:17                    Page 4 of 7

                        Collateral Stratification Report
                                  Master 03-6G6
================================================================================


--------------------------------------------------------------------------------
DTI                                        COUNT                 UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                     29     $ 14,405,269.60      3.28%
0.001% - 1.000%                                1          476,000.00      0.11
1.001% - 6.000%                                3        1,571,181.46      0.36
6.001% - 11.000%                              16        8,905,416.75      2.03
11.001% - 16.000%                             52       26,057,465.26      5.94
16.001% - 21.000%                             88       42,663,619.64      9.72
21.001% - 26.000%                            130       61,780,737.32     14.08
26.001% - 31.000%                            123       58,638,292.87     13.36
31.001% - 36.000%                            177       85,714,385.49     19.53
36.001% - 41.000%                            128       61,902,419.93     14.10
41.001% - 46.000%                             96       45,731,720.73     10.42
46.001% - 51.000%                             47       22,573,118.11      5.14
51.001% - 56.000%                              5        2,463,046.60      0.56
56.001% - 61.000%                              8        3,423,361.91      0.78
61.001% - 66.000%                              4        1,748,466.36      0.40
76.001% - 81.000%                              1          496,000.00      0.11
81.001% - 86.000%                              1          333,000.00      0.08
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 84.30%
Weighted Average: 31.16%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                   COUNT                 UPB          %
--------------------------------------------------------------------------------
California                                   440     $219,725,437.82     50.06%
Virginia                                      67       32,168,962.01      7.33
New Jersey                                    69       29,780,004.40      6.79
New York                                      50       23,139,800.17      5.27
Illinois                                      48       22,399,623.23      5.10
Maryland                                      44       20,282,424.85      4.62
Massachusetts                                 22       12,012,050.19      2.74
Florida                                       23       10,506,487.62      2.39
Colorado                                      19        9,750,656.76      2.22
Washington                                    19        8,541,380.31      1.95
District of Columbia                          17        7,683,973.00      1.75
Connecticut                                   10        4,973,659.85      1.13
Pennsylvania                                   9        4,306,901.49      0.98
North Carolina                                 9        4,063,450.68      0.93
Texas                                          8        3,558,130.47      0.81
Oregon                                         8        3,433,822.93      0.78
Michigan                                       6        3,168,620.81      0.72
Nevada                                         6        2,831,616.22      0.65
Arizona                                        6        2,812,648.72      0.64
Georgia                                        5        2,295,321.79      0.52
Minnesota                                      4        1,967,468.56      0.45
Ohio                                           4        1,727,411.91      0.39
Delaware                                       3        1,476,362.43      0.34
South Carolina                                 2        1,054,858.19      0.24
Missouri                                       2          931,000.00      0.21
Idaho                                          1          899,082.41      0.20
Rhode Island                                   2          750,395.21      0.17
Hawaii                                         1          529,450.00      0.12
Vermont                                        1          490,000.00      0.11
Wisconsin                                      1          476,000.00      0.11
New Mexico                                     1          413,500.00      0.09
Alabama                                        1          378,000.00      0.09
New Hampshire                                  1          355,000.00      0.08
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 9, 2003 11:17                    Page 5 of 7

                        Collateral Stratification Report
                                  Master 03-6G6
================================================================================


--------------------------------------------------------------------------------
North-South CA                             COUNT                 UPB          %
--------------------------------------------------------------------------------
North CA                                     208     $103,290,147.08     23.53%
South CA                                     232      116,435,290.74     26.53
States Not CA                                469      219,158,064.21     49.94
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                     COUNT                 UPB          %
--------------------------------------------------------------------------------
22066                                          9     $  5,468,708.00      1.25%
90274                                          5        3,678,053.46      0.84
95030                                          5        3,492,665.55      0.80
20815                                          6        3,371,725.00      0.77
94402                                          6        3,042,390.48      0.69
Other                                        878      419,829,959.54     95.66
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                               COUNT                 UPB          %
--------------------------------------------------------------------------------
Rate/Term Refi                               517     $258,323,050.64     58.86%
Purchase                                     210       96,277,315.45     21.94
Cash Out Refi                                181       83,861,685.94     19.11
Construction Perm                              1          421,450.00      0.10
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                              COUNT                 UPB          %
--------------------------------------------------------------------------------
Full                                         579     $271,617,059.70     61.89%
Full Income/Lim. Asset                       141       73,486,249.61     16.74
Alt                                           70       30,798,135.77      7.02
Limited                                       47       26,293,300.00      5.99
NIV                                           34       17,203,546.00      3.92
Streamline doc                                12        6,232,367.11      1.42
No Income/No Ratio                            10        4,858,205.06      1.11
Stated Inc/ Full Asset                         6        3,826,200.00      0.87
Reduced                                        5        2,107,236.69      0.48
Stated Income                                  2          870,617.87      0.20
Unknown                                        1          695,000.00      0.16
Asset Verification                             1          479,498.85      0.11
Unknown                                        1          416,085.37      0.09
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                              COUNT                 UPB          %
--------------------------------------------------------------------------------
1-Family                                     708     $344,258,082.99     78.44%
PUD                                          139       64,402,551.70     14.67
PUD (Detached)                                23       10,554,109.79      2.40
Condo                                         19        9,399,437.70      2.14
2-Family                                       9        4,926,616.23      1.12
Town House                                     3        1,440,200.00      0.33
Low-rise Condo                                 2          784,000.00      0.18
Condo < 5 Floors                               2          770,028.69      0.18
3-Family                                       1          650,000.00      0.15
Coop                                           1          600,000.00      0.14
Single Family Attached                         1          584,000.00      0.13
PUD (Attached)                                 1          514,474.93      0.12
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                                Jun 9, 2003 11:17                    Page 6 of 7

                        Collateral Stratification Report
                                  Master 03-6G6
================================================================================


--------------------------------------------------------------------------------
Occupancy                                  COUNT                 UPB          %
--------------------------------------------------------------------------------
Primary                                      892     $430,946,212.35     98.19%
Secondary                                     16        7,561,664.00      1.72
Investor                                       1          375,625.68      0.09
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                         COUNT                 UPB          %
--------------------------------------------------------------------------------
N                                            909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                               COUNT                 UPB          %
--------------------------------------------------------------------------------
No                                           909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                              COUNT                 UPB          %
--------------------------------------------------------------------------------
Curr LTV < 80%                               887     $430,248,905.47     98.03%
GEMIC                                          3        1,231,000.00      0.28
MGIC                                           1          368,846.96      0.08
None                                           1          377,555.40      0.09
PMI EXISTS (Unknown Co)                        2          770,000.00      0.18
PMI Mortgage Insurance                         4        1,467,796.24      0.33
Radian                                         4        1,573,561.47      0.36
Republic Mortgage                              1          352,650.00      0.08
Res. Mtg. Ins. Company                         1          421,450.00      0.10
United Guaranty                                5        2,071,736.49      0.47
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.09%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Relocation Flag                            COUNT                 UPB          %
--------------------------------------------------------------------------------
                                              38     $ 17,284,702.27      3.94%
N                                            846      410,358,677.59     93.50
Y                                             25       11,240,122.17      2.56
--------------------------------------------------------------------------------
Total:                                       909     $438,883,502.03    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
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